                                                                    Exhibit 32.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                        OF MISSION RESOURCES CORPORATION

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q (the "FORM 10-Q") for the quarter ended September 30, 2003 of Mission Resources Corporation (the "ISSUER").

I, Richard W. Piacenti, the Chief Financial Officer of the Issuer, certify that:

      (i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


      Dated:  November 13, 2003                   /s/ Richard W. Piacenti
              -----------------                   ------------------------


Subscribed and sworn to before me
this 13 day of November 2003



/s/  Carmen M. Garcia
---------------------


Notary Public in and for the
State of Texas

My commission expires: May 15, 2006





A signed original of this written statement required by Section 906 has been provided to Mission Resources Corporation and will be retained by Mission Resources Corporation and furnished to the Securities and Exchange Commission or its staff upon request.